Summary of Operations and Significant Accounting Policies	12 Months Ended
Dec. 31, 2014
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Summary of Operations and Significant Accounting Policies
Summary of Operations and Significant Accounting Policies

Organization and Basis of Presentation

EQT Midstream Partners, LP (EQT Midstream Partners or the Partnership), which closed its initial public offering (IPO) on July 2, 2012, is a growth-oriented Delaware limited partnership formed by EQT Corporation in January 2012.  Equitrans, L.P. (Equitrans) is a Pennsylvania limited partnership and the predecessor for accounting purposes (the Predecessor) of EQT Midstream Partners. EQT Midstream Services, LLC is the Partnership’s general partner. References in these combined financial statements to the Partnership, when used for periods prior to the IPO, refer to Equitrans.  References in these combined financial statements to the Partnership, when used for periods beginning at or following the IPO, refer collectively to the Partnership and its consolidated subsidiaries. References in these combined financial statements to EQT refer collectively to EQT Corporation and its consolidated subsidiaries. Immediately prior to the closing of the IPO, EQT contributed all of the partnership interests in Equitrans to the Partnership. Therefore, the historical financial statements contained in this report reflect the assets, liabilities and results of operations of Equitrans presented on a carve-out basis for periods before July 2, 2012 and EQT Midstream Partners for periods beginning at or following July 2, 2012. Additionally, as discussed in Note 2, the Partnership’s combined financial statements have been retrospectively recast for all periods presented to include the historical results of Sunrise, which was merged into the Partnership on July 22, 2013, Jupiter, which was acquired on May 7, 2014, and NWV Gathering, which was acquired on March 17, 2015 because these transactions were between entities under common control.

The Partnership does not have any employees. Operational support for the Partnership is provided by EQT Gathering, LLC (EQT Gathering), one of EQT’s operating subsidiaries engaged in midstream business operations. EQT Gathering’s employees manage and conduct the Partnership’s daily business operations.

Nature of Business

The Partnership is a growth-oriented limited partnership formed by EQT to own, operate, acquire and develop midstream assets in the Appalachian Basin. The Partnership provides midstream services to EQT and third parties in the Appalachian Basin across 21 counties in Pennsylvania and West Virginia through two primary assets: the transmission and storage system and the gathering system.

Transmission and Storage System: The Partnership’s transmission and storage system includes an approximately 700-mile Federal Energy Regulatory Commission (FERC)-regulated interstate pipeline that connects to five interstate pipelines and multiple distribution companies. The transmission system is supported by 14 associated natural gas storage reservoirs with approximately 400 MMcf per day of peak withdrawal capacity and 32 Bcf of working gas capacity and 27 compressor units. As of December 31, 2014, the transmission assets had total throughput capacity of approximately 3.0 Bcf per day. The Partnership also operates the Allegheny Valley Connector (AVC) facilities as described in Note 12. Revenues are primarily driven by the Partnership’s firm transmission and storage contracts.

Gathering System: The Partnership’s gathering system includes approximately 145 miles of high-pressure gathering lines. This gathering system has access to multiple interconnect points with the Partnership’s transmission and storage system and includes five compressor stations with approximately 575 MMcf per day of total firm gathering capacity as of December 31, 2014, which increased by 460 MMcf per day in the first quarter of 2015. The Partnership’s gathering system also includes approximately 1,500 miles of FERC-regulated low-pressure gathering lines. Revenues associated with the Partnership’s gathering system are generated under firm and interruptible gathering service contracts.

Limited Partner and General Partner Units

The following table summarizes common, subordinated and general partner units issued from the date of the Partnership’s IPO through December 31, 2014.

	Limited Partner Units		General
	Common	Subordinated	Partner Units	Total
Issued in connection with IPO	17,339,718	17,339,718	707,744	35,387,180
Balance at December 31, 2012	17,339,718	17,339,718	707,744	35,387,180
July 2013 equity offering	12,650,000	—	—	12,650,000
Sunrise Merger consideration	479,184	—	267,942	747,126
Balance at December 31, 2013	30,468,902	17,339,718	975,686	48,784,306
May 2014 equity offering	12,362,500	—	—	12,362,500
Jupiter Acquisition consideration	516,050	—	262,828	778,878
Balance at December 31, 2014	43,347,452	17,339,718	1,238,514	61,925,684

Immediately prior to the closing of the IPO, EQT contributed all of the partnership interests in Equitrans to the Partnership. The Partnership issued 14,375,000 common units to the public in the IPO and received net proceeds of approximately $277 million, after deducting the underwriters' discount and offering expenses. At the time of the IPO, EQT retained 2,964,718 common units, 17,339,718 subordinated units and 707,744 general partner units.

In July 2013, the Partnership completed an underwritten public offering of 12,650,000 common units. The Partnership received net proceeds of approximately $529 million from this offering after deducting the underwriters’ discount and offering expenses of approximately $21 million. Net proceeds from the offering were used to fund the cash consideration paid to EQT in connection with the Sunrise Merger discussed in Note 2.

In May 2014, the Partnership completed an underwritten public offering of 12,362,500 common units. The Partnership received net proceeds of approximately $902 million from this offering after deducting the underwriters’ discount and offering expenses of approximately $34 million. Net proceeds from the offering were used to finance the cash consideration paid to EQT in connection with the Jupiter Acquisition discussed in Note 2.

As of December 31, 2014, EQT owned a 36.4% equity interest in the Partnership, which included 3,959,952 common units, 17,339,718 subordinated units and 1,238,514 general partner units. EQT also holds the incentive distribution rights as discussed in Note 10.

On March 17, 2015, the Partnership completed an underwritten public offering of 8,250,000 common units. The Partnership received net proceeds of approximately $605.4 million from the offering after deducting the underwriters' discount and estimated offering expenses which were used to finance a portion of the cash consideration paid to EQT in connection with the NWV Gathering Acquisition (defined in Note 2). On March 23, 2015, the underwriters exercised their option to purchase additional common units of 1,237,500 on the same terms as the offering. The net proceeds from the sale of these additional common units of approximately $91.0 million after deducting the underwriters' discount were used to reduce the Partnership's outstanding balance on the credit facility. As a result of the sale of these additional common units, EQT purchased 25,255 general partner units to maintain its 2.0% general partner interest. Following the NWV Gathering Acquisition and the equity offering including the full exercise of the underwriters' option to purchase additional common units, EQT owns a 32.2% equity interest in the Partnership, which includes 21,811,643 common units and 1,443,015 general partner units.

Significant Accounting Policies

Principles of Consolidation/Combination: The combined financial statements include the accounts of EQT Midstream Partners and all of its subsidiaries and partnerships and reflect the historical results of businesses acquired through common control transactions, as reflected on a combined basis with the Partnership's historical financial statements. Transactions between the Partnership and EQT have been identified in the combined financial statements as transactions between related parties and are discussed in Note 4.

Segments: Operating segments are revenue-producing components of the enterprise for which separate financial information is produced internally and are subject to evaluation by the Partnership’s chief operating decision maker in deciding how to allocate resources. The Partnership reports its operations in two segments, which reflect its lines of business.  Transmission and storage includes the Partnership’s FERC-regulated interstate pipeline and storage business. Gathering primarily includes high-pressure gathering lines and the FERC-regulated low pressure gathering system. The operating segments are evaluated on their contribution to the Partnership’s operating income. All of the Partnership’s operating revenues, income from continuing operations and assets are generated or located in the United States. See Note 3.

Reclassification: Certain previously reported amounts have been reclassified to conform to the current year presentation.

Prior to the occurrence of the common control transaction discussed in Note 2, certain prior year amounts in the combined statements of cash flows were revised to correctly present changes in accrued liabilities related to the timing of payments for capital expenditures. For the year ended December 31, 2013, net cash provided by operating activities increased by approximately $13.2 million with a corresponding increase in net cash used in investing activities as a result of this correction. For the year ended December 31, 2012, net cash provided by operating activities decreased by approximately $8.4 million with a corresponding decrease in net cash used in investing activities as a result of this correction. There was no impact to the combined statements of operations or combined balance sheets.

Use of Estimates: The preparation of financial statements in conformity with United States generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and Cash Equivalents:  The Partnership considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.  Interest earned on cash equivalents is included as a reduction to interest expense in the accompanying combined statements of operations.

Trade and Other Receivables:  Trade and other receivables are stated at their historical carrying amount. Judgment is required to assess the ultimate realization of accounts receivable, including assessing the probability of collection and the creditworthiness of customers. Based upon management’s assessments, allowances for doubtful accounts of approximately $0.3 million and $0.2 million were provided at December 31, 2014 and 2013, respectively. The Partnership also has receivables due from EQT as discussed in Note 4.

Fair Value of Financial Instruments: The Partnership has categorized its assets and liabilities recorded at fair value into a three-level fair value hierarchy, based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The carrying value of cash and cash equivalents, accounts receivable, amounts due to/from related parties and accounts payable approximate fair value due to the short maturity of the instruments; these are considered Level 1 fair values. The carrying value of short-term loans under the Partnership's credit facility approximates fair value as the interest rates are based on prevailing market rates; this is considered a Level 1 fair value. As the Partnership’s long-term debt is not actively traded, the fair value of the debt is a Level 2 fair value measurement which is estimated using a standard industry income approach model which utilizes a discount rate based on market rates for debt with similar remaining time to maturity and credit risk.

Property, Plant and Equipment: The Partnership’s property, plant and equipment are stated at depreciated cost. Maintenance projects that do not increase the overall life of the related assets are expensed as incurred. Expenditures that extend the useful life of the underlying asset are capitalized.

	As of December 31,
	2014	2013
	(Thousands)
Transmission and storage assets	$1,045,207	$904,699
Accumulated depreciation	(159,583)	(135,949)
Net transmission and storage assets	885,624	768,750
Gathering assets	776,596	549,144
Accumulated depreciation	(56,903)	(40,466)
Net gathering assets	719,693	508,678
Net property, plant and equipment	$1,605,317	$1,277,428

Depreciation is recorded using composite rates on a straight-line basis over the estimated useful life of the assets. The overall rate of depreciation for the years ended December 31, 2014, 2013 and 2012 were approximately 2.5%, 2.1% and 2.1% , respectively. The Partnership estimates the pipelines have useful lives ranging from 25 years to 65 years and the compression equipment has useful lives ranging from 25 years to 50 years. As circumstances warrant, depreciation estimates are reviewed to determine if any changes in the underlying assumptions are necessary. For the Partnership's regulated fixed assets, depreciation rates are re-evaluated each time the Partnership files with the FERC for a change in its transportation and storage rates.

Whenever events or changes in circumstances indicate that the carrying amount of long-lived assets may not be recoverable, the Partnership reviews its long-lived assets for impairment by first comparing the carrying value of the assets to the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the assets. The transmission, storage and gathering systems are evaluated as one asset group for impairment purposes because the cash flows are not independent of one another. If the carrying value exceeds the sum of the assets’ undiscounted cash flows, the Partnership estimates an impairment loss equal to the difference between the carrying value and fair value of the assets.

Unamortized Debt Discount and Issuance Expense: Discounts and expenses incurred with the issuance of long-term debt are amortized over the term of the debt. These amounts are presented as a reduction of long-term debt on the accompanying combined balance sheets.

Natural Gas Imbalances: The Partnership experiences natural gas imbalances when the actual amount of natural gas delivered from a pipeline system or storage facility differs from the amount of natural gas scheduled to be delivered. The Partnership values these imbalances due to or from shippers and operators at current index prices. Imbalances are settled in-kind, subject to the terms of the FERC tariff. Imbalances as of December 31, 2014 and 2013 were $2.0 million and $1.1 million, respectively, and are included in accrued liabilities in the accompanying combined balance sheets with offsetting amounts recorded to system gas, a component of property, plant and equipment. The Partnership classifies the imbalance liabilities as current as it expects to settle them within a year.

Asset Retirement Obligations: The Partnership operates and maintains its transmission and storage system and its gathering system, and intends to do so as long as supply and demand for natural gas exists, which is expected for the foreseeable future. Therefore, the Partnership believes that it cannot reasonably estimate the asset retirement obligations for its system assets as these assets have indeterminate lives.

Contingencies: The Partnership is involved in various regulatory and legal proceedings that arise in the ordinary course of business. A liability is recorded for contingencies based upon the Partnership's assessment that a loss is probable and that the amount of the loss can be reasonably estimated. The Partnership considers many factors in making these assessments, including history and specifics of each matter. Estimates are developed in consultation with legal counsel and are based upon the analysis of potential results.

Regulatory Accounting: The Partnership’s regulated operations consist of interstate pipeline, intrastate gathering and storage operations subject to regulation by the FERC. Rate regulation provided by the FERC is designed to enable the Partnership to recover the costs of providing the regulated services plus an allowed return on invested capital. The application of regulatory accounting allows the Partnership to defer expenses and income in its combined balance sheets as regulatory assets and liabilities when it is probable that those expenses and income will be allowed in the rate setting process in a period different from the period in which they would have been reflected in the combined statements of operations for a non-regulated entity. The deferred regulatory assets and liabilities are then recognized in the combined statements of operations in the period in which the same amounts are reflected in rates. The amounts deferred in the combined balance sheets relate primarily to the accounting for income taxes, post-retirement benefit costs, base storage gas and the storage retainage tracker on the AVC system. The amounts established for accounting for income taxes were primarily generated during the pre-IPO period when the Partnership was included as part of EQT’s consolidated federal tax return. The Partnership believes that it will continue to be subject to rate regulation that will provide for the recovery of deferred costs.

Revenue Recognition: Revenues relating to the transmission, storage and gathering of natural gas are recognized in the period service is provided. Reservation revenues on firm contracted capacity are recognized ratably over the contract period based on the contracted volume regardless of the amount of natural gas that is transported. Revenues associated with transported volumes under firm and interruptible services are recognized as physical deliveries of natural gas are made.

Allowance for Funds Used During Construction (AFUDC): The Partnership capitalizes the carrying costs for the construction of certain regulated long-term assets and amortizes the costs over the life of the related assets. The calculated AFUDC includes capitalization of the cost of financing construction of assets subject to regulation by the FERC (the interest component). AFUDC also includes a designated cost of equity for financing the construction of these regulated assets (the equity component). AFUDC applicable to interest cost for the years ended December 31, 2014, 2013 and 2012 were $0.7 million, $0.4 million and $1.9 million, respectively, and were included as a reduction of interest expense in the combined statements of operations. AFUDC applicable to equity funds for the years ended December 31, 2014, 2013 and 2012 were $2.2 million, $1.2 million and $6.7 million, respectively, and were recorded in other income in the combined statements of operations.

Equity-Based Compensation: The Partnership has awarded equity-based compensation in connection with the EQT Midstream Services, LLC 2012 Long-Term Incentive Plan. These awards will be paid in units; therefore, the Partnership treats these programs as equity awards. These awards have a market condition related to total unitholder return; therefore the expense associated with these awards is based on the fair value as determined by a Monte Carlo analysis. Significant assumptions made in the Monte Carlo analysis included the market price of units at payout date, total unitholder return threshold to be achieved, volatility, risk-free rate, term, dividend yield and forfeiture rate.

Net Income per Limited Partner Unit: Net income per limited partner unit is calculated utilizing the two-class method by dividing the limited partner interest in net income by the weighted average number of limited partner units outstanding during the period. The Partnership’s net income is allocated to the general partner and limited partners, including the subordinated unitholder, in accordance with their respective ownership percentages, and when applicable, giving effect to incentive distributions allocable to the general partner. The allocation of undistributed earnings, or net income in excess of distributions, to the incentive distribution rights is limited to available cash (as defined by the Partnership’s partnership agreement) for the period. The Partnership’s net income allocable to the limited partners is allocated between common and subordinated unitholders by applying the provisions of the Partnership’s partnership agreement that govern actual cash distributions as if all earnings for the period had been distributed. Any common units issued during the period are included on a monthly weighted-average basis for the periods in which they were outstanding. Diluted net income per limited partner unit reflects the potential dilution that could occur if securities or agreements to issue common units, such as awards under the long-term incentive plan, were exercised, settled or converted into common units. When it is determined that potential common units resulting from an award subject to performance or market conditions should be included in the diluted net income per limited partner unit calculation, the impact is reflected by applying the treasury stock method. Net income attributable to Sunrise for the period prior to July 22, 2013, to Jupiter for the period prior to May 7, 2014 and to NWV Gathering for all periods was not allocated to the limited partners for purposes of calculating net income per limited partner unit as these were pre-acquisition amounts and such earnings were not available to pay the unitholders. See Note 10.

Income Taxes: For federal and state income tax purposes, all income, expenses, gains, losses and tax credits generated flow through to the owners, and accordingly, do not result in a provision for income taxes for the Partnership. Net income for financial statement purposes may differ significantly from taxable income of unitholders because of differences between the tax basis and financial reporting basis of assets and liabilities and the taxable income allocation requirements under the Partnership’s partnership agreement.  The aggregate difference in the basis of the Partnership’s net assets for financial and tax reporting purposes cannot be readily determined because information regarding each partner’s tax attributes is not available to us. See Note 5 for further discussion of income taxes included in the combined financial statements.

Recently Issued Accounting Standards: In May 2014, the Financial Accounting Standards Board (FASB) and the International Accounting Standards Board (IASB) issued a converged standard on revenue recognition to clarify the principles for recognizing revenue and to develop a common revenue standard for U.S. GAAP and International Financial Reporting Standards. To meet those objectives, the FASB is amending the FASB Accounting Standards Codification and creating a new Topic 606, Revenue from Contracts with Customers. The revenue standard is effective for fiscal years beginning after December 15, 2016. The Partnership is currently evaluating the impact this standard will have on its financial statements and related disclosures.

In February 2015, the FASB has issued an Accounting Standards Update (ASU) No. 2015-02, Consolidation: Amendments to the Consolidation Analysis, which is intended to improve targeted areas of consolidation guidance for legal entities such as limited partnerships, limited liability corporations and securitization structures (e.g. collateralized debt obligations, collateralized loan obligations and mortgage-backed security transactions). The ASU will be effective for fiscal years beginning after December 15, 2015. The Partnership is currently evaluating the impact this standard will have on its financial statements and related disclosures.
Subsequent Events: The Partnership has evaluated subsequent events through the date of the financial statement issuance.